UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2009

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Jarden Corporation (the “Company”) is furnishing this Amendment No. 1 to the Current Report on Form 8-K dated April 21, 2009 as furnished to the Securities and Exchange Commission on April 21, 2009 (the “Original 8-K”) to include an additional exhibit to the Original 8-K.

On April 21, 2009, contemporaneously with the Company’s holding of a management conference call (the “Conference Call”) to discuss the Company’s financial results for the three months ended March 31, 2009 and certain other matters, the Company furnished the Original 8-K and furnished a copy of the text of the script of the Company’s management for the Conference Call as Exhibit 99.1 thereto (the “Script”).

On the Conference Call there was an inadvertent disclosure of information not contained in the Script. This Form 8-K/A is being furnished solely to satisfy the requirements of Regulation FD in light of the disclosure. A copy of the full transcript of the Conference Call is being furnished herewith as Exhibit 99.2 (the “Transcript”). The Company does not intend to update this disclosure or release similar information in the future. The furnishing of the information in this Item 7.01 and the Transcript is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01, the Script and the Transcript is material information that is not otherwise publicly available.

The information in this Item 7.01 of this Form 8-K/A and the Transcript is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Form 8-K/A, the Script and the Transcript contain “forward-looking statements” within the meaning of the federal securities laws and are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s 2009 revenue, future commodity costs and margins in 2009, cash flow from operations and capital expenditures in 2009, future liquidity, adjusted earnings per share, repurchase of shares of common stock from time to time under the Company’s stock repurchase program, the outlook for Jarden’s markets and the demand for its products, estimated sales, segment earnings, earnings per share, cash flows from operations, future revenues and margin requirement and expansion, organic growth, the success of new product introductions, marketing and advertising, growth in costs and expenses and the impact of acquisitions, divestitures, restructurings, reduction of debt, and other unusual items, including Jarden’s ability to integrate and obtain the anticipated results and synergies from its acquisitions. These projections and statements are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company’s periodic and other reports filed with the Securities and Exchange Commission. Jarden undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Script of Jarden Corporation management call (furnished as Exhibit 99.1 to Jarden Corporation’s Current Report on Form 8-K, furnished to the Commission on April 21, 2009, and incorporated herein by reference).

*99.2	Text of the transcript of Jarden Corporation management conference call (furnished only).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2009

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit
99.2	Text of the transcript of Jarden Corporation management conference call (furnished only).